Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ExcelFin Acquisition Corp. (the “Company”) on Form 10-Q for the three months ending June 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Joe Ragan, Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 19, 2024

By:	/s/ Joe Ragan
Joe Ragan
Chief Executive Officer & Chief Financial Officer
(Principal Executive and Financial Officer)

*The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.